Exhibit 10.27.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO UNITED EXPRESS AGREEMENT

This First Amendment to the United Express Agreement (the “Amendment”) is effective as of August 21st, 2007 by and between UNITED AIR LINES, INC., a Delaware corporation, with its operations center located at 1200 East Algonquin Road, Elk Grove Township, Illinois 60007 (“United”), and SHUTTLE AMERICA CORP., having its principal mailing address at 8909 Purdue Road, Suite 300, Indianapolis, IN 46268 (“Contractor”).

WHEREAS, the parties previously entered into that certain United Express Agreement dated as of December 28th, 2006, United Contract # 172884 (the “Agreement”); and

WHEREAS, pursuant to Article XXXI of the Agreement, the parties may modify or amend the Agreement; and

WHEREAS, Article II of the Agreement provides for the term of all ERJ-170 regional jet aircraft subject to the Agreement; and

WHEREAS, Article IV of the Agreement provides for the type and amount of aircraft to be used in the Agreement as outlined in Appendix B; and

WHEREAS, Article VIII of the Agreement provides for an annual adjustment factor to carrier controlled rates payable to the contractor as outlined in Appendix E and for specific aircraft ownership Amended credits; and

WHEREAS, Appendix B provides for the schedule of a Fleet Plan; and

WHEREAS, Appendix E provides for the schedule of Reimbursement Category Unit Rates and Annual Adjustment Factors; and

WHEREAS, the parties desire to amend the Agreement to provide for the addition of ten (10) ERJ-170 aircraft by Contractor in accordance with the Fleet Plan set forth on Appendix B.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

I. DEFINITIONS

A. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement.

II. SCOPE, TERM, and CONDITIONS

A. Contractor and United have mutually agreed to add ten (10) ERJ-170 aircraft (aircraft [***] through [***]).

B. Article II.B.1 Regional Jets Term of the Agreement shall be deleted in its entirety and replaced with the following: For any ERJ-170 regional jet aircraft subject to this Agreement, the aircraft shall be divided into four (4) tranches. The term of this Agreement for the first ERJ-170 tranche (the first [***] aircraft delivered) shall expire on June 30, 2016. The term of the Agreement for the second ERJ-170 tranche (the next [***] aircraft delivered) shall expire on June 30, 2017. The term of the Agreement for the third ERJ-170 tranche (the next [***] aircraft delivered) shall expire on June 30, 2018. The term of the Agreement for the fourth ERJ-170 tranche (the final [***] aircraft delivered) shall expire on June 30, 2019.

C. Article IV.A.1.a.i Aircraft Types of the Agreement shall be deleted in its entirety and replaced with the following: [***] ERJ-170 aircraft which Contractor shall cause to be delivered in a timeline substantially consistent with the schedule set forth on Appendix B.

D. [***]

E. Contractor and United mutually agree that notwithstanding the provisions in Article VIII.A.8.b, Amended Credit, the two (2) references to “[***] aircraft” in such paragraph shall be amended such that in the [***] in which the [***] of the [***] ERJ-145 aircraft operating for Chautauqua Airlines are removed from service, the article will be amended to reference “[***] Aircraft” and will be reduced by [***] aircraft in conjunction with the early termination schedule of the remaining ERJ-145 aircraft, accordingly such reference should not fall below “[***] aircraft”, and will remain in effect through [***]. As of [***], Article VIII.A.8.b, Amended Credit, will revert to incorporate the initial references to “[***] aircraft”.

F. Contractor and United mutually agree to the monthly aircraft ownership rate of [***] per additional ERJ-170 as specified in this Amendment and as outlined in Attachment B to this Amendment, the revised iteration of Appendix E to the Agreement.

G. Attachment A to this Amendment is the revised iteration of Appendix B to the Agreement and is modified to include specifics to the additions in fleet and the related additions in schedule of aircraft.

H. Attachment B to this Amendment is the revised iteration of Appendix E to the Agreement and is modified to include specifics to the annual adjustment rates and aircraft ownership rates.

III. MISCELLANEOUS. Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment are deemed to be incorporated in, and made a part of, the Agreement. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the day and year first above written.

UNITED AIRLINES, INC.		SHUTTLE AMERICA CORP

By:	/s/ Pete McDonald	By:	/s/ Bryan K. Bedford
	Pete McDonald		Bryan K. Bedford
	Executive Vice President & Chief Operating Officer		Chief Executive Officer

By:	/s/ Alex Marren
Vice President Operational Services, United Express, and TED

ATTACHMENT A

APPENDIX B

RJ- 70FLEET PLAN

Delivery Dates	Units	In-Service	Spare	Total Deliveries
10/17/2004	3	2	1	3
11/1/2004	2	4	1	5
11/21/2004	2	6	1	7
12/1/2004	1	7	1	8
12/19/2004	2	9	1	10
1/2/2005	2	11	1	12
1/16/2005	1	12	1	13
2/1/2005	1	13	1	14
3/1/2005	1	14	1	15
4/1/2005	1	15	1	16
5/1/2005	1	16	1	17
6/1/2005	1	17	1	18
6/12/2005	1	18	1	19
7/1/2005	1	19	1	20
6/7/2005	1	19	2	21
6/25/2005	1	20	2	22
7/1/2005	1	21	2	23
Sep-05	1	22	2	24
Oct-05	1	23	2	25
Nov-05	1	24	2	26
Nov-05	1	25	2	27
Dec-05	1	26	2	28
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Note: Contractor shall not be liable for any aircraft delivery delays resulting from verifiable manufacturer caused actions.

ATTACHMENT B

APPENDIX E

REIMBURSEMENT CATEGORIES

CARRIER CONTROLLED COSTS IN 2007 ECONOMICS

United shall pay Contractor the following Reimbursement Category Unit Rates for Contractor’s United Express flights operated using the aircraft set forth below:

[***]	[***]	[***]	[***]	[***]
			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

REIMBURSEMENT CATEGORIES

PASS-THRU COSTS

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

DEFINITIONS

Descriptions of Carrier Controlled Costs

General Statement: Notwithstanding the following descriptions, any costs incurred by Contractor that are described as Pass-Through Costs on this Exhibit E shall not be considered Carrier Controlled Costs. Any costs incurred by Contractor that are not Pass-Through Costs under.the Agreement, regardless of whether such costs are described below, shall be considered Carrier Controlled Costs, except for those costs that are typically considered the responsibility of the Ground Handling Provider as defined in United’s contracts for ground handling services. The characterization of any cost as a Carrier Controlled Cost in the following descriptions shall not impair any provision of the Agreement that specifically requires United to reimburse Contractor for such cost.

i) Flight Crews (Captains, First Officers and Flight Attendants)

a) Wages, benefits (including health insurance, pensions, 401k, and any other benefits), payroll associated taxes and incentives (premiums for longevity, geography, certificates/licenses, profit sharing, bonuses and any other incentives) for all paid hours (including but not exclusive of hours for reserve employees, overtime, vacation, holidays, sick days, and paid leave) for the following work categories:

ii) Pilots and Flight Attendants for all equipment types, including reserve crews and any other crews on the Contractor payroll.

iii) Pilot and Flight Attendant Administration and Management, including senior management crew scheduling, labor relations management.

iv) Domicile administration.

a) All uniform related charges for all of the above work categories, including purchase, repair, and cleaning charges.

b) All training associated with the work groups above, including but not exclusive of:

v) Recurring and Attrition: Any training expense that occurs annually for all types of employees, new planes or attrition. Includes Labor payments to those employees being trained (including all types of charges mentioned in paragraph i.a), trainer time and salary, equipment and facility rental, training administration costs associated with recurring training, and any training materials required. Excludes expenses associated with bringing new aircraft into the system.

vi) Ramp-up: Training expense that occurs due to new planes taken on. Includes Labor payments to those employees being trained (including all items in paragraph i.a); Trainer time and salary; Equipment and facility rental; Training administration costs associated with one-time training; Any training materials required; Uniforms & headsets; Pilot navigational charts.

vii) Maintenance:

a) Maintenance labor for all labor categories of aircraft mechanics, (e.g., engine specialists, parts clerks, etc.), including base wages, benefits, payroll associated taxes and incentives (premiums for longevity, geography, certificates/licenses, profit sharing, bonuses and any other incentives) for all paid hours (including but not exclusive of overtime, holidays, vacation, sick days and paid leave).

b) Maintenance Overhead: All hangar, parts/storage shop and maintenance management office rent and maintenance facility charges. All sundry and clerical items associated with the management of Contractor’s maintenance function, including but not exclusive of office supplies and furniture, maintenance schematic drawings and manuals, maintenance IT hardware/software.

c) Maintenance Management Overhead: Labor for all management and administration associated with the Contractor’s management of the maintenance function, including base wages, benefits, payroll associated taxes and incentives (including premiums for longevity, geography, certificates/licenses, profit sharing, bonuses and any other incentives) for all paid hours (including but not exclusive of overtime, vacation, holidays, sick days and paid leave).

d) Outsource Maintenance Services: All charges net of warranty reimbursement for any and all services and/or products (including but not exclusive of components, line, engine, airframe, C&D checks, avionics, APU) provided by a third party for the maintenance of Contractor’s aircraft or maintenance functions.

e) Other Maintenance: Parts, spares, tools, equipment and any other personnel, service or material expenses, associated with the maintenance of Contractor’s aircraft or maintenance functions.

viii) Operations

a) RON (Remain Over Night): Hotel, transportation, and per diem for all pilots and flight attendants.

b) Interrupted Trip Expense: Includes all mishandled bag related expenses and all hotel, transportation and meal accommodation expenses for any passenger traveling on Contractor’s flights.

c) Catering and on-board services: Includes all cost associated with providing food (snack and beverage service) for passengers, excluding liquor. This includes but is not limited to costs for the food and beverages, catering supplies

d) Crew Scheduling: Labor for all management and administration associated with the Contractor’s crew scheduling function, including base wages, benefits, payroll associated taxes and incentives (including premiums for longevity, geography, certificates/licenses, profit sharing, bonuses and any other incentives) for all paid hours (including but not exclusive of overtime, vacation, holidays, sick days and paid leave). All Information Technology related charges (e.g., systems, software and hardware) and other costs associated with crew scheduling functions.

e) Dispatch/flight operations center: Flight operations center and all costs associated with it including personnel, facilities, management and systems.

ix) Corporate Overhead

a) Headquarters Facilities: All corporate real estate rent and associated facility charges

b) Management overhead: Labor for all management and administration whether or not based in Indianapolis, Indiana, including base wages, benefits, payroll associated taxes and incentives (including premiums for longevity, geography, certificates/licenses, profit sharing, bonuses, and any other incentives) for all paid hours (including but not exclusive of overtime, vacation, holidays, sick days and paid leave).

c) Other: Out-sourced corporate overhead services (e.g., consulting, legal expenses), other depreciation and any other overhead costs spread over multiple cost categories (e.g., memberships, office supplies, employee testing, IT, insurance costs that are not Pass-Through Costs, other repairs and maintenance, software licensing, parking, safety office, flight standards, communications, etc.); includes non-aircraft interest expense, if any.

x) Aircraft Ownership

a) All charges, except Aircraft Property Taxes (as described in the description of Pass-Through Costs), associated with aircraft ownership including but not exclusive of lease, depreciation, other financing expense, and related start-up costs (including painting).

b) All spare engine ownership expense

c) Hull Insurance – consists of premiums and other charges of insurers for Aircraft Hull All Risks Insurance as described in the Agreement, plus fees and expenses of insurance brokers in connection with the procurement or maintenance of such insurance, and surplus lines tax.

Descriptions of Pass-Through Costs

1.	Fuel and Oil – consists of the cost of all aircraft fuel and oil, plus fuel flow charges, into-plane fees, and de-fueling charges, and all applicable taxes on any of the foregoing.

2.

Landing Fees – consists of all airport landing fees, Aircraft Rescue Fire Fighter (ARFF) charges or similar charges, apron fees, and any other fees charged by airport operators to cover airfield costs or other airport facilities.

3.

War Risk Insurance – consists of premiums and other charges of insurers for War Risk and Allied Perils Insurance, plus fees and expenses of insurance brokers in connection with the procurement or maintenance of such insurance.

4.

Liability Insurance – consists of premiums and other charges of insurers for all other liability insurance as described in the Agreement, plus fees and expenses of insurance brokers in connection with the procurement or maintenance of such insurance.

5.

Aircraft Property Taxes – consists of all property taxes (however designated, including excise or franchise taxes imposed on the ownership of property, ad valorem taxes, and special assessments or levies) related to aircraft, spare parts and engines.

6.

Security Charges – consists of all charges imposed by governmental agencies, including the Transportation Security Administration (TSA) or any other entity performing functions of the TSA, or by any third-party contractor of any governmental agency, with respect to airport security services

7.	Engine LLP Coverage – a part with a limitation on use stated in cumulative engine flight hours or cycles, established by the OEM or the Federal Aviation Administration.

8.	[***]